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                                                                 EXHIBIT 10.2

                                    SERIES A

                        WARRANT PURCHASE CERTIFICATE FOR

                             HINSDALE BANCORP, INC.



        This Warrant Certificate certifies that the Sarah K. Adams Family Trust, or its or her registered assignee (the "Holder"), is the owner of 72 Warrants (subject to adjustments as provided herein), each of which represents the right to subscribe for and purchase from HINSDALE BANCORP, INC. Corporation, an Illinois corporation (the "Corporation"), one share of the Common Stock, no par value, of the Corporation (the Common Stock, including any stock into which it may be changed, reclassified or converted is herein referred to as the "Common Stock") at the purchase price (the "Exercise Price") of Fifty dollars (50) per share (subject to adjustment as provided herein).

         THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND ARE SUBJECT TO CERTAIN RESTRICTIONS AS CONTAINED HEREIN, WITH RESPECT TO THEIR TRANSFER.

         The Warrants represented by this Warrant Certificate are subject to the following provisions, terms and conditions:


1.    EXERCISE OF WARRANTS

         The Warrants may be exercised by the Holder, in whole or in part, by surrender of this Warrant Certificate at the principal office of the Corporation, as designated from time to time by notice in writing to the Holder at the address of such Holder appearing on the books of the Corporation, with the appropriate form attached hereto duly exercised, at any time within the period beinning on the date hereof and expiring at the end of Ten (10) years from the date hereof (the "Exercise Period") and by payment to the Corporation of the purchase price for such shares. The Corporation agrees that the shares of Common Stock so purchased shall be and are deemed to be issued to the Holder as the record owner of such shares of Common Stock as of the close of business on the date on which the Warrant Certificate shall have been surrendered and payment made for such shares of Common Stock. Certificates representing the shares of Common Stock so purchased shall be delivered to the Holder promptly in no event later than thirty (30) days after the Warrants shall have been so exercised, and, unless the Warrants have expired, a new Warrant Certificate representing the number of Warrants represented by the surrendered Warrant Certificate, if any, that shall not have been





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exercised shall also be delivered to the Holder within such time.

         Notwithstanding anything contained herein to the contrary, this Warrant and the rights granted hereunder shall immediately, without further action by any party, become null and void, and all rights granted thereunder terminated upon the earlier of the following:

         A. The issuance by the Federal Deposit Insurance Corporation of a final directive pursuant to 12 C.F.R. Section 308.201 (d) (1);

         B. The issuance by the Board of Governors of the Federal Reserve System (the "Board") of a final directive pursuant to 12 C.F.R.
         Section 263.202 (d) (1);

         C. The issuance by either the Federal Deposit Insurance Corporation or the Board of a final order pursuant to Section 8 of the Federal Deposit Insurance Act (but not including any orders issued pursuant to Section 8 (c) of such Act), to the Bank requiring contribution of additional capital to the Bank or its holding company.


2.       ADJUSTMENTS

         A. The Exercise Price and the number of shares of Common Stock issuable upon exercise of each Warrant shall be subject to adjustment from time to time as follows:

         Stock Dividends; Stock Splits; Reverse Stock Splits; Reclassification. In case the Corporation shall a) pay a dividend with respect to its capital stock in shares of Common Stock, b) subdivide its outstanding shares of Common Stock, c) combine its outstanding shares of Common Stock into smaller number or shares of any class of Common Stock, d) issue any shares of its capital stock or e) issue any shares of its capital stock in a reclassification in connection with a merger, consolidation or other business directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

         B. Whenever the number of shares of Common Stock purchasable upon the exercise of each Warrant is adjusted pursuant to Section 2A, the Exercise Price for each share of Common Stock payable upon exercise of each Warrant shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, the numerator of which shall be the number of shares of Common Stock purchasable upon the exercise of each Warrant immediately prior to such adjustment, and the denominator of which shall be the number of shares of Common Stock so purchasable immediately thereafter.





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         C.      Upon the expiration without being exercised of any rights, options, warrants or conversion or exchange privileges for which an adjustment has been made pursuant to this Warrant, the Exercise Price and the number of shares of Common Stock purchasable upon the exercise of each Warrant shall, upon such expiration, be readjusted and shall thereafter, upon any future exercise, be such as they would have been had they been originally adjusted (or had the original adjustment not be required, as the case may be) as if a) the only shares of Common Stock so issued were the shares of such Common Stock, if any, actually issued or sold upon the exercise of such rights, options, warrants or conversion or exchange rights and b) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Corporation upon such exercise plus the consideration, if any, actually received by the Corporation for issuance, sale or grant of all such rights, options, warrants or conversions or exchange rights whether or not exercised; provided, that no such readjustment shall have the effect of increasing the Exercise Price by an amount, or decreasing the number of shares purchasable upon exercise of each Warrant by a number, in excess of the amount or number of the adjustment initially made in respect to the issuance, sale or grant of such rights, options, warrants or conversion or exchange rights.

         D. The Corporation shall cause to be mailed to the Holder of such as of the record date and to the address as listed on the Corporation's books, a notice by first class mail, postage prepaid for any dividend, distribution, payment, adjustment in Exercise Price, as provided herein, voluntary or involuntary dissolution, liquidation or winding up of the Corporation.


3.       RESERVATION AND AUTHORIZATION OF COMMON STOCK

         The Corporation covenants and agrees a) that all shares of Common Stock which may be issued upon the exercise of the Warrants represented by this Warrant Certificate will, upon issuance, be validly issued, fully paid and nonassessable and free of all insurance or transfer taxes, liens and charges with respect to the issue thereof, b) that during the Exercise Period, the Corporation will at all times have authorized, and reserved for the purpose of issue or transfer upon exercise of the Warrants evidence by this Warrant Certificate, sufficient shares of Common Stock to provide for the Exercise of the Warrants represented by this Warrant Certificate, and c) that the Corporation will take all such actions as may be necessary to ensure that the shares of Common Stock issuable upon the exercise of the Warrants may be so issued without violation of any applicable law or regulation, or any requirements of any domestic securities exchange upon which any capital stock of the company may be listed, provided, however, that nothing contained herein shall impose upon the Corporation any obligation to register the warrants evidence by this Warrant Certificate or such Common Stock under applicable securities laws.





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4.       NO VOTING RIGHTS

         This Warrant Certificate shall not entitle the holder hereof to any voting rights or other rights as a stockholder of the Corporation until exercised.

5.       WARRANTS TRANSFERABLE

         This Warrant Certificate and the Warrants it evidences are transferable, in whole or in part, without charge to the Holder, at the office or agency of the Corporation referred to in Section 1, by the Holder in person or by duly authorized attorney, upon surrender of this Warrant Certificate properly endorsed, and provided further, any such transferee complies with the terms of the Voting Trust Agreement of the Holder. Each taker or Holder of this Warrant Certificate, by taking or holding the same, consents and agrees that this Warrant Certificate, when endorsed in blank, shall be deemed negotiable, and that the Holder, when this Warrant Certificate shall have been endorsed, may be treated by the Corporation and all other persons dealing with this Warrant Certificate as the absolute owner hereof for any purpose and as the person entitled to exercise the rights represented by this Warrant Certificate, or to the transfer hereof on the books of the Corporation, any notice to the contrary notwithstanding; but until such transfer on such books, the Corporation may treat the registered holder hereof as the owner for all purposes.


6.       CLOSING OF BOOKS

         The Corporation will at no time close its transfer books against the transfer of any Warrant or of any shares of Common Stock or other securities issuable upon the exercise of any Warrant in any manner which interferes with the timely exercise of the Warrants.


7.       WARRANTS EXCHANGEABLE, LOSS, THEFT

         This Warrant Certificate is exchangeable, upon the surrender hereof of any Holder for a new Warrant Certificate of like tenor representing in the aggregate the right to subscribe for and purchase the number of shares of Common Stock which may be subscribed for and purchased hereunder, each such new Warrant to represent the right to subscribe and purchase such number of shares of Common Stock as shall be designated by said holder hereof at the time of such surrender. Upon receipt of evidence satisfactory to the Corporation of the loss, theft, destruction or mutilation, upon surrender or cancellation of this Warrant Certificate, the Corporation will issue to the holder hereof a new Warrant Certificate of like tenor, in lieu of this Warrant Certificate, representing the right to subscribe for and purchase the number of shares of the Common Stock which may be subscribed for and purchased hereunder.





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8.       RIGHTS AND OBLIGATION SURVIVE EXERCISE OF WARRANTS

         The rights and obligations of the Corporation, of the Holder, and of the holders of shares of Common Stock or other securities issued upon exercise of the Warrants, contained in Sections 6 and 7 of this Warrant Certificate shall survive the exercise of the Warrants.

Dated:  December 27, 1993

                                    HINSDALE BANCORP, INC.


                                    BY:_______________________________________

Attest:

____________________________
  (Secretary)
                                    THE HOLDER

                                    __________________________________________

                                    __________________________________________
                                    Being all of the Trustees of the aforesaid





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                                ASSIGNMENT FORM

         FOR VALUE RECEIVED, the undersigned register Holder of the attached Warrant Certificate hereby sells, assigns, and transfers unto the Assignee(s) named below (including the undersigned with respect to any Warrants that are evidenced by the Warrant Certificate that are not being assigned hereby) all of the right of the undersigned under the Warrant Certificate, with respect to the number of Warrants set forth below:

                                      Social Security or other
  Names of                            Identifying Number of         Number of
Assignee (s)          Address         Assignee (s)                  Warrants
- ------------          -------         ------------                  --------



and does hereby irrevocably constitute and appoint _________________________ the undersigned's attorney in fact to make such transfer on the books of HINSDALE BANCORP, INC. maintained for the purpose, with full power of substitution in the premises.



Dated:________________________



                                        ________________________________
                                        Holder





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